SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2005

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (972) 443-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD disclosure.
Item 9.01. Financial Statements and Exhibits.
Signature
Press Release issued July 21, 2005
Press Release issued July 18, 2005
Risk Factors

Item 2.02. Results of Operations and Financial Condition.

     On July 27, 2005, Flowserve Corporation (the “Company”) issued a press release announcing its bookings and backlog as of the end of the second quarter of 2005. The Company also announced debt repayment and a pension contribution, in addition to professional fee payments related to compliance issues and the restatement during the second quarter of 2005.

     The press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD disclosure.

     On July 18, 2005, the Company issued a press release announcing the commencement of a major refinancing effort and its entering into a commitment agreement letter with Bank of America and Merrill Lynch & Co. to borrow up to $1 billion, consisting of up to $400 million of a revolving credit facility and up to $600 million of term debt. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. In connection with the proposed refinancing, the Company intends to disclose the updated risk factor information furnished as Exhibit 99.3 to this Form 8-K.

     The information in this Item 7.01 and Exhibits 99.2 and 99.3 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

Exhibit
Number	Description
99.1	Press Release issued by the Company on July 27, 2005 furnished pursuant to Item 2.02 of this Form 8-K.
99.2	Press Release issued by the Company on July 18, 2005 furnished pursuant to Item 7.01 of this Form 8-K.
99.3	Risk Factors furnished pursuant to Item 7.01 of this Form 8-K.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: July 27, 2005

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Exhibit Index

Exhibit
Number	Description
99.1	Press Release issued by the Company on July 27, 2005 furnished pursuant to Item 2.02 of this Form 8-K.
99.2	Press Release issued by the Company on July 18, 2005 furnished pursuant to Item 7.01 of this Form 8-K.
99.3	Risk Factors furnished pursuant to Item 7.01 of this Form 8-K.

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